UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  September 16, 2014

THERAVANCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30319 (Commission File Number)	94-3265960 (I.R.S. Employer Identification Number)

951 Gateway Boulevard
South San Francisco, California 94080

(650) 238-9600

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 16, 2014, Mathai Mammen, M.D., Ph.D. indicated that he will be resigning as Senior Vice President, Research and Development of Theravance, Inc. (the “Company”) effective September 30, 2014 in connection with his commencement of employment with Theravance Biopharma US, Inc.

On September 17, 2014, Leonard M. Blum indicated that he will be resigning as Senior Vice President and Chief Commercial Officer of the Company effective September 30, 2014 in connection with his commencement of employment with Theravance Biopharma US, Inc.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE, INC.

Date: September 19, 2014	By:	/s/ Michael W. Aguiar
Michael W. Aguiar
Chief Executive Officer

3